EX-99.23(d)(48)
                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
               STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC


         This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC, a Delaware corporation and registered investment adviser ("Sub-Adviser").

         WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of January 31, 2001 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

         WHEREAS, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Advisor a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

         WHEREAS, the Adviser desires to appoint Sub-Adviser to provide, and Sub-Adviser has agreed to provide, additional sub-investment advisory services to four new investment portfolios of the JNL Series Trust, effective upon execution or, if later, the date that initial capital for such investment portfolio is first provided.

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated January 15, 2002, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 15, 2002, attached hereto.

         IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this ____ day of October, 2001.

JACKSON NATIONAL ASSET              STANDARD & POOR'S INVESTMENT
MANAGEMENT, LLC                     ADVISORY SERVICES, INC.


By:                                 By:
     ---------------------------        ------------------------------

Name:    Andrew B. Hopping          Name:  James Branscomo
       -------------------------          ----------------------------

Title:            President         Title: Managing Director, President
       -------------------------           ---------------------------
                                           SPIAS, LLC

                                   SCHEDULE A
                             DATED January 15, 2002

                                     (Fund)


                      JNL/S&P Conservative Growth Series I
                        JNL/S&P Moderate Growth Series I
                       JNL/S&P Aggressive Growth Series I
                     JNL/S&P Very Aggressive Growth Series I
                         JNL/S&P Equity Growth Series I
                    JNL/S&P Equity Aggressive Growth Series I
                      JNL/S&P Conservative Growth Series II
                        JNL/S&P Moderate Growth Series II
                       JNL/S&P Aggressive Growth Series II
                    JNL/S&P Very Aggressive Growth Series II
                         JNL/S&P Equity Growth Series II
                   JNL/S&P Equity Aggressive Growth Series II
                       JNL/S&P Conservative Growth Series
                         JNL/S&P Moderate Growth Series
                        JNL/S&P Aggressive Growth Series
                          S&P/JNL Index Strategy Series
                          S&P/JNL Core Index 50 Series
                          S&P/JNL Core Index 75 Series

                                   SCHEDULE B
                             DATED January 15, 2002

                                 (Compensation)


                      JNL/S&P Conservative Growth Series I

                  Average Daily Net Assets           Annual Rate
                  0 to $500 Million:                          .10%
                  Amounts over $500 Million:                  .075%

                        JNL/S&P Moderate Growth Series I

                  Average Daily Net Assets           Annual Rate
                  0 to $500 Million:                          .10%
                  Amounts over $500 Million:                  .075%

                       JNL/S&P Aggressive Growth Series I

                  Average Daily Net Assets           Annual Rate
                  0 to $500 Million:                          .10%
                  Amounts over $500 Million:                  .075%

                     JNL/S&P Very Aggressive Growth Series I

                  Average Daily Net Assets           Annual Rate
                  0 to $500 Million:                          .10%
                  Amounts over $500 Million:                  .075%

                         JNL/S&P Equity Growth Series I

                  Average Daily Net Assets           Annual Rate
                  0 to $500 Million:                          .10%
                  Amounts over $500 Million:                  .075%

                    JNL/S&P Equity Aggressive Growth Series I

                  Average Daily Net Assets           Annual Rate
                  0 to $500 Million:                          .10%
                  Amounts over $500 Million:                  .075%

                      JNL/S&P Conservative Growth Series II

                  Average Daily Net Assets           Annual Rate
                  0 to $500 Million:                          .10%
                  Amounts over $500 Million:                  .075%

                        JNL/S&P Moderate Growth Series II

                  Average Daily Net Assets           Annual Rate
                  0 to $500 Million:                          .10%
                  Amounts over $500 Million:                  .075%

                       JNL/S&P Aggressive Growth Series II

                  Average Daily Net Assets           Annual Rate
                  0 to $500 Million:                          .10%
                  Amounts over $500 Million:                  .075%

                    JNL/S&P Very Aggressive Growth Series II

                  Average Daily Net Assets           Annual Rate
                  0 to $500 Million:                          .10%
                  Amounts over $500 Million:                  .075%

                         JNL/S&P Equity Growth Series II

                  Average Daily Net Assets           Annual Rate
                  0 to $500 Million:                          .10%
                  Amounts over $500 Million:                  .075%

                   JNL/S&P Equity Aggressive Growth Series II

                  Average Daily Net Assets           Annual Rate
                  0 to $500 Million:                          .10%
                  Amounts over $500 Million:                  .075%

                       JNL/S&P Conservative Growth Series

                  Average Daily Net Assets           Annual Rate
                  0 to $500 Million:                          .10%
                  Amounts over $500 Million:                  .075%

                         JNL/S&P Moderate Growth Series

                  Average Daily Net Assets           Annual Rate
                  0 to $500 Million:                          .10%
                  Amounts over $500 Million:                  .075%

                        JNL/S&P Aggressive Growth Series

                  Average Daily Net Assets           Annual Rate
                  0 to $500 Million:                          .10%
                  Amounts over $500 Million:                  .075%

                          S&P/JNL Index Strategy Series

                  Average Daily Net Assets           Annual Rate
                  0 to $500 Million:                          .10%
                  Amounts over $500 Million:                  .075%

                          S&P/JNL Core Index 50 Series

                  Average Daily Net Assets           Annual Rate
                  0 to $500 Million:                          .10%
                  Amounts over $500 Million:                  .075%

                          S&P/JNL Core Index 75 Series

                  Average Daily Net Assets           Annual Rate
                  0 to $500 Million:                          .10%
                  Amounts over $500 Million:                  .075%